ICON Risk-Managed Balanced Fund

Supplement dated August 27, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the ICON Risk-Managed Balanced Fund (the “Fund”).

On October 23, 2019, ICON Advisers, Inc., the investment adviser to ICON Funds (the “Funds”), a Massachusetts business trust and open-end investment company (“ICON”), and CCM Partners, LP d/b/a Shelton Capital Management, the investment adviser of SCM Trust, a Massachusetts business trust and open-end investment company (“SCM Trust”), entered into a Transaction Agreement whereby they each agreed to recommend to the Board of Trustees of ICON and SCM Trust, respectively, that the separate funds of ICON be reorganized with and into certain SCM Trust funds.

In connection with the Transaction Agreement, on February 7, 2020 the Board of Trustees of ICON Funds unanimously approved Agreements and Plans of Reorganization (the “Agreements”) in respect of the proposed Fund reorganizations. The Board of Trustees of SCM Trust approved the Agreements on February 6, 2020. As described in the Prospectus Supplement dated February 12, 2020, the Agreement for the Fund provides for the transfer of the assets and liabilities of the Fund to the ICON Equity Income Fund of the SCM Trust in exchange for shares of the Equity Income Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Of the 17 ICON Funds that entered into Agreements, 16 of the Funds have attained shareholder approval and closing has occurred for those 16 Funds. The Fund has not attained quorum in order to hold its shareholder meeting. If quorum is obtained and the Fund’s reorganization is approved by the shareholders and the closing occurs, the Fund will be advised by Shelton Capital Management and sub-advised by ICON Advisers, Inc.

Shareholders of record of the Fund on the determined record date are entitled to vote on the Reorganization and have received a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the ICON Funds Board of Trustees considered in approving the Agreement. To date, the Fund has been unable to reach quorum in order to approve the Agreement. The reorganization under the Agreement is expected to be a tax-free reorganization for U.S. federal income tax purposes.

If quorum is achieved and shareholders approve the Agreement and reorganization and certain other closing conditions are satisfied or waived, the reorganization is expected to close by September 25, 2020, or as soon as practicable. This is subject to change. If the shareholders do not achieve quorum and the reorganization is not approved by September 16, 2020, then the Fund will be liquidated no later than the close of business on September 25, 2020, all shares will be redeemed and shareholders will receive funds for the fair market value of the shares. This redemption will be considered a sale of the investment and may trigger tax consequences to a shareholder as described in the transaction documents. The fair market value will be the Fund’s Net Asset Value as of the close of business on September 25, 2020. A shareholder can redeem his shares at any time prior to closing of the reorganization or complete redemption by the Fund in accordance with the Fund’s prospectus.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference. You should also read the proxy statement for the Fund available at
vote.proxyonline.com/icon/docs/iconfunds.pdf